EXHIBIT 10.50

Execution Version

November 14, 2012

Miller Energy Resources, Inc.
9721 Cogdill Road, Suite 302
Knoxville, TN 37932
Attention:    Scott M. Boruff
Chief Executive Officer

Re:	Amendment No. 3 to Loan Agreement

Ladies and Gentlemen:

We refer to that certain Loan Agreement dated as of June 29, 2012 (as heretofore amended or otherwise modified, the “Loan Agreement”), by and among Miller Energy Resources, Inc., a Tennessee corporation (the “Borrower”), the financial institutions party thereto from time to time as Lenders and Apollo Investment Corporation, as Administrative Agent for the Lenders (in such capacity, the “Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Loan Agreement, as amended hereby. References herein to any Section shall be to a Section of the Loan Agreement, as amended hereby, unless otherwise specifically provided.

The Borrower has informed the Agent that Borrower intends to finance the payment of certain insurance premiums in the ordinary course of its business, consistent with past practice. The negative covenant restricting Indebtedness specifically permits this under Section 7.1(g), however there is no corresponding permission in the negative covenant regarding Liens, in Section 7.2. The Borrower has requested an amendment to the definition of “Permitted Liens” to allow for the customary Liens in favor of the financier of such premiums in the insurance policies issued, the proceeds of those policies and deposits made with the financier related to the premiums being financed.

Accordingly, the Borrower, the Agent and the Lenders (or at least the required percentage thereof) hereby agree that upon effectiveness of this Amendment No. 3, the definition of Permitted Liens shall be amended by removing the word “and” before clause (p) thereof, by deleting the period at the end of the Section and by adding the following clause at the end of (p):

and (q) customary Liens on insurance policies, insurance proceeds and related deposits of premium amounts created in connection with any financing of insurance premiums otherwise permitted pursuant to Section 7.1(g).

By its signature below, each Loan Party hereby (a) acknowledges and agrees that, except as expressly provided herein, the Loan Agreement, as amended hereby, and each of the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect; (b) ratifies and reaffirms its obligations under, and acknowledges, renews and extends its continued liability under, the Loan Agreement, as amended hereby, and each other Loan Document to which it is a party; (c) ratifies and reaffirms all of the Liens securing the payment and performance of the Obligations; and (d) represents and warrants to the Agent and the Lenders that, as of the date hereof, (i) after giving effect to this letter agreement, all of the representations and warranties contained in the Loan Agreement, as amended hereby, and each other Loan Document to which it is a party are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, (ii) after giving effect to this letter agreement, no Default or Event of Default has occurred and is continuing, and (iii) the execution, delivery, and performance of this letter agreement by such Loan Party have been duly authorized by all necessary action on the part of such Loan Party. This letter agreement shall be deemed to constitute a Loan Document for all purposes and in all respects.

This letter agreement shall become effective as of the date first written above when and only when the Agent shall have received duly executed counterparts of this letter agreement signed by each Loan Party and the Lenders (or at least the required percentage thereof).

This letter agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York. This letter agreement may be executed in counterparts with each counterpart constituting an original and all of the counterparts, once executed, constituting but one original. Delivery of an executed counterpart by facsimile or other electronic means shall be effective as delivery of an original executed counterpart.

[Signature Pages Follow]

If the foregoing is acceptable to you, please execute a copy of this letter agreement in the spaces provided below to evidence your acceptance and approval of the foregoing and return a fully-executed counterpart of this letter to the attention of the undersigned.

Very truly yours,

APOLLO INVESTMENT CORPORATION, as
Administrative Agent for the Lenders

By: Apollo Investment Management, L.P.

By: ACC Management, LLC, as its
General Partner

By: /s/ Justin Sendak
Name: Justin Sendak
Title: Authorized Signatory

Amendment No. 3 to Loan Agreement — Miller Energy Resources, Inc.
Signature Page

Acknowledged, agreed and accepted as of the 14th
day of November, 2012

BORROWER:

MILLER ENERGY RESOURCES, INC.
a Tennessee corporation

By: /s/ Scott M. Boruff
Name: Scott M. Boruff
Title: Chief Executive Officer

GUARANTORS:

MILLER DRILLING, TN LLC

By: MILLER ENERGY RESOURCES, INC.,
its Sole Member

By: /s/ Scott M. Boruff
Name: Scott M. Boruff
Title: Chief Executive Officer

MILLER ENERGY SERVICES, LLC

By: MILLER ENERGY RESOURCES, INC.,
its Sole Manager

By: /s/ Scott M. Boruff
Name: Scott M. Boruff
Title: Chief Executive Officer

MILLER ENERGY GP, LLC

By: MILLER ENERGY RESOURCES, INC.,
its Sole Manager

By: /s/ Scott M. Boruff
Name: Scott M. Boruff
Title: Chief Executive Officer

Amendment No. 3 to Loan Agreement — Miller Energy Resources, Inc.
Signature Page

MILLER RIG & EQUIPMENT, LLC

By: MILLER ENERGY RESOURCES, INC.,
its Sole Manager

By: /s/ Scott M. Boruff
Name: Scott M. Boruff
Title: Chief Executive Officer

COOK INLET ENERGY, LLC

By: /s/ David M. Hall
Name: David M. Hall
Title: Manager and Chief Executive Officer

EAST TENNESSEE CONSULTANTS, INC.

By: /s/ Douglas G. Melton
Name: Douglas G. Melton
Title: Vice President and Secretary

EAST TENNESSEE CONSULTANTS II, L.L.C.

By: /s/ Douglas G. Melton
Name: Douglas G. Melton
Title: Manager and Secretary

Amendment No. 3 to Loan Agreement — Miller Energy Resources, Inc.
Signature Page